                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12.


                             BENTLEY COMMERCE CORP.
                          ----------------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                             BENTLEY COMMERCE CORP.
                            9040 TOWN CENTER PARKWAY
                               BRADENTON, FL 34202

Dear Shareholder:

We invite you to attend our annual meeting of shareholders to be held at 2:00 p.m., Eastern Time on November 29, 2004, at HOLIDAY INN - LAKEWOOD RANCH located at 6231 LAKE OSPREY DRIVE, SARASOTA, FL 34240. At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the Report on Form 10-KSB to the Securities and Exchange Commission and the Proxy Statement. The Proxy Statement tells you more about the agenda and procedures for the annual meeting. It also describes how the Board of Directors operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions in the Proxy Statement. This proxy statement and form of proxy are first being mailed to shareholders on ______________, 2004.

Sincerely yours,

/s/ BRUCE KAMM
---------------------------
BRUCE KAMM,
Chief Executive Officer

_______________, 2004

                             BENTLEY COMMERCE CORP.
                            9040 TOWN CENTER PARKWAY
                               BRADENTON, FL 34202

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TIME:             2:00 p.m., Eastern Time

DATE:             November 29, 2004

PLACE:            HOLIDAY INN AT LAKEWOOD RANCH
                  6231 LAKE OSPREY DRIVE, SARASOTA, FL 34240

PURPOSE:

         1. To elect Bruce Kamm, Robert Schumacher, and Joseph Crump as directors of the Company.

         2. To ratify the appointment by the Board of Directors of Russell Bedford Stefanou Mirchandani LLP, independent certified public accounts as the Company's independent auditors for the current fiscal year.

         3.       To ratify and approve the Company's Equity Incentive Plan.

         4. Transaction of any other business properly brought before the meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THESE PROPOSALS. Shareholders of record at the close of business on October 1, 2004 will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of shareholders entitled to vote will be available at the Annual Meeting and during ordinary business hours for ten days prior to the meeting at our corporate offices for examination by any shareholder for any legally valid purpose.

Bentley Commerce Corp. shareholders or their authorized representatives by proxy may attend the meeting. If your shares are held through an intermediary such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

In order to assure a quorum, it is important that shareholders who do not expect to attend the meeting in person fill in, sign, date, and return the enclosed proxy in the accompanying envelope.


                                            By Order of the Board of Directors

                                            By: /s/ BRUCE KAMM
                                            ---------------------------
_________, 2004                             Bruce Kamm,
                                            Chief Executive Officer

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING OF SHAREHOLDERS OF BENTLEY COMMUNICATIONS CORP. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.

                             BENTLEY COMMERCE CORP.


                                 PROXY STATEMENT
                                 ---------------
GENERAL INFORMATION

THIS PROXY STATEMENT IS BEING SENT TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING") BY THE BOARD OF DIRECTORS OF BENTLEY COMMERCE CORP. (THE "COMPANY", "BENTLEY", "WE" OR "US") TO BE HELD A: HOLIDAY INN AT LAKEWOOD RANCH, 6231 LAKE OSPREY DRIVE, SARASOTA, FL 34240, AT 2:00 P.M., EASTERN TIME, ON NOVEMBER 29, 2004, AND AT ANY ADJOURNMENTS THEREOF. This proxy statement and the accompanying Notice of 2004 Annual Meeting of Shareholders and form of proxy is first being first mailed to stockholders on or about ____________, 2004. Shareholders are encouraged to review the information provided in this proxy statement in conjunction with our Annual Report on Form 10-KSB for the year ended June 30, 2004, a copy of which also accompanies this proxy statement.

WHO MAY VOTE

Only shareholders of the Company as recorded in our stock register at the close of business on October 1, 2004 (the "RECORD DATE") may vote at the Annual Meeting. At the close of business on the Record Date, we had __________________ common shares outstanding and entitled to vote, held by approximately __________ stockholders of record. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

HOW TO VOTE

You may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting.

HOW PROXIES WORK

Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for or not vote for the nominees for director named in this Proxy Statement. You may also vote for or against the proposal to ratify the appointment of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, as our independent auditors or abstain from voting. You may also vote for or against the proposal to approval the Company's Equity Incentive or abstain from voting.

If you sign and return the enclosed proxy but do not specify your vote on the proposals, we will vote your shares in favor of the above-listed actions. In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. At the date this Proxy Statement went to press we did not know of any other matters to be raised at the Annual Meeting.

The persons named in the enclosed proxy are directors and officers of the Company and you may strike out the names of the persons whom you do not wish to act on your behalf. A shareholder has the right to appoint any person to attend and act for him or her at the Annual Meeting. A SHAREHOLDER DESIRING TO APPOINT A PERSON TO REPRESENT HIM AT THE ANNUAL MEETING MAY DO SO EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED AND STRIKING OUT THE PRINTED NAMES IN THE FORM OF PROXY OR BY COMPLETING ANOTHER PROXY. In either case, the proxy must be delivered to the offices of the Company's Transfer Agent, Florida Atlantic Stock Transfer Inc., of 7130 Nob Hill Road, Tamarac, Florida, 33321, at least 48 hours before the time of the Annual Meeting or adjournment thereof or with the Chairman of the Annual Meeting prior to the scheduled commencement of the Annual Meeting.

You may receive more than one proxy depending on how you hold your shares. Shares registered in your name are covered by one proxy. If you hold shares through someone else, such as a bank or broker (that is, in street name) please refer to your proxy card or the information forwarded by your bank, broker or other holder of record for voting instructions. If you want to vote in person at the Annual Meeting, and you hold your shares in street name, you must obtain a proxy from your bank or broker and bring the proxy to the Annual Meeting.

These security holder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

REVOKING A PROXY

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the Annual Meeting, or by notifying our CEO in writing at 9040 Town Center Parkway Bradenton, FL 34202.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at our Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and that such broker, bank or other nominee is not voting your shares.

QUORUM

To conduct the business of the Annual Meeting, we must have a quorum. This means the holders of a majority of the outstanding shares entitled to vote must be represented at the Annual Meeting, present either by proxy or in person.

VOTES NEEDED

The nominees for director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting shall be elected. Approval for the other actions requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. If the Annual Meeting is adjourned, your shares may be voted by the proxy holder on the new meeting date unless you have revoked your proxy.

Only votes cast "FOR" or "AGAINST" a proposal are counted. Abstentions and broker non-votes (or votes withheld in the election of directors) will not be counted, except for purposes of determining a quorum. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

ATTENDING IN PERSON

Only shareholders, their proxy holders, and Bentley's guests may attend the Annual Meeting. If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you in order to be admitted to the Annual Meeting. Acceptable proof could include an account statement showing that you owned Bentley shares on October 1, 2004.

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, email or fax. We will also reimburse banks, brokers and other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

                                     ITEM 1:
                              ELECTION OF DIRECTORS

The board of directors has nominated and recommends a vote FOR election of its current directors, Bruce Kamm, Robert Schumacher, and Joseph Crump at the Annual Meeting. The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated. If the nominee(s) are unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the proxy holders to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

The nominees elected as directors will hold office until the next annual meeting of shareholders or until their successors are elected and qualified, or until their earlier death, resignation or retirement. Set forth below for the nominees are their ages, their positions in the Company and short biographies.

The information set forth below as to the nominees for director has been furnished to the Company by the nominees.


NAME                       AGE            POSITION                      PERIOD OF SERVICE
----                       ---            --------                      -----------------
Bruce Kamm                 53     Chief Executive Officer             Since February 1, 2004
                                  and Chief Financial Officer         Since June 30, 2004

Robert Schumacher          61     President and Chief Operating       Officer Since July 2003

Joseph Crump                      President of Bentley Crump Barter   Since October 2003


BRUCE KAMM, one of the barter and trade industries most experienced and highly regarded executives, was appointed CEO of Bentley Commerce Corporation, effective February 1, 2004. Mr. Kamm is the developer of VirtualBarter software that enables exchanges and their members to manage, merchandise and market their products and services in an online barter marketplace to an integrated worldwide network of trade exchanges. It has made global online trading possible since January 2000. He is also the founder and CEO of Intertrade Capital Group, a global alliance organization that enables barter, trade, countertrade, asset management and alternative capital and financial transactions to greatly expand liquidity and bottom line profitability. At Intertrade he engineered numerous alternative finance and corporate trade transactions for many of America's foremost companies. Previously, Mr. Kamm established an ITEX office in New York City, which in less than one year became ITEX'S largest and most successful exchange and facilitated the highest amount of trade volume and revenues of any ITEX office for seven consecutive years, culminating in over $16 million in annual trade volume in 1999. In addition, Mr. Kamm founded TradeBanc, at the time, the first and only Internet based transactional trade banking system that enabled barter transactions, trade finance and asset auctions between small, medium and large national and international companies on a global basis. He was co-founder of UNITE, the global trade network of barter and trade exchanges. Mr. Kamm also founded and managed a real estate development company that specialized in using trade and offset as a component in many of its real estate and construction transactions.

ROBERT SCHUMACHER has been our President and Chief Operating Officer since July 2003. Over the past decade, Mr. Schumacher has launched a number of successful companies ranging from internet design, hosting and marketing, to online software, to the design of medical devices, as well as developing the marketing strategies and online presence for a host of other organizations. He heads the company that is building Bentley's proprietary online barter exchange called barterdollars.com, and developed Bentley's new corporate identity, including its logo and its website. Prior to this, Mr. Schumacher was marketing vice president of a division of a Fortune 500 company and started its franchised stores and accessory merchandising business. He joined them after leaving a national trade association where for ten years he was publisher of its award-winning industry magazine that he created, as well as its associate executive vice president. For eight years preceding this, he was President of Centrum Corporation, a Washington, D.C. headquartered communications firm he founded, with offices in Europe. It served a wide range of companies, national and international trade associations and public service organizations, providing them with marketing, advertising, design, public relations, documentary film production and conference organization.

JOSEPH CRUMP has more than 12 years experience in sales, marketing, pension plans, employee benefits and barter. After analyzing the liquidity problems facing the barter industry in 1998, Mr. Crump formed Crump Barter Services, Inc.
(CBSI) and subsequently developed an internationally recognized and accepted barter currency that allowed exchanges to seamlessly trade with each other through a global trade clearinghouse. Mr. Crump made this service available to the industry through the creation of the "Crump Dollar", a universal trade currency that enables barter transactions between disparate exchanges. As a result, CBSI currently provides clearing services to over 180 barter exchanges and corporate trade companies, representing more than one third of the barter exchanges in the U.S. and one half of the exchanges in Canada, with rapid expansion in progress. Prior to this, he was CEO of a trucking and logistics company based in Ontario Canada, with service provision in Ontario, Michigan and New York. Mr. Crump holds a BA in Management and Economics.

The term of office for each director is one year, or until his/her successor is elected at the Company's annual meeting and is qualified. The term of office for each officer of the Company is at the pleasure of the Board of Directors.

The Board of Directors does not have a nominating committee. Therefore, the selection of persons or election to the Board of Directors was neither independently made nor negotiated at arm's length. The Board of Directors has no reason to believe that any nominee will not serve if elected. If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board. Proxies will be voted FOR each nominee unless the shareholder specifies otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended June 30, 2004, the Board of Directors held four meetings, and took action by unanimous written consent on approximately _____________ occasions.

AUDIT COMMITTEE

The Board of Directors has an audit committee (the "AUDIT COMMITTEE"), which is comprised of Bruce Kamm, Joel Smith and Linda Sheppard. Because Bruce Kamm is a director and shareholder, he is not considered to be "INDEPENDENT" under the listing standards of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers.

The Audit Committee meets with the Company's independent accountants at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent accountants to be retained; oversees the independence of the independent accountants; evaluates the independent accountants' performance; approves fees paid to independent accountants and receives and considers the independent accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met four times and signed four consent resolutions during the fiscal year ended June 30, 2004.

The Audit Committee is primarily concerned with the effectiveness of the audits of the Company by its internal audit staff and by the independent auditors. Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of the Company's internal system of audit and financial controls; (4) appraising the Company's financial reporting activities (including its Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with important Company policies and applicable laws. The Audit Committee has not adopted a written charter.

OTHER COMMITTEES

The Board of Directors currently has no other committees.

RELATIONSHIP WITH OUR INDEPENDENT ACCOUNTANTS

The firm of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, has served as our independent auditors since June 1999. The Board of Directors has recommended Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, to serve as our independent accountants for the fiscal year ending June 30, 2004.

Services performed by Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, for the fiscal year ended June 30, 2004 consisted of the examination of our quarterly and annual financial statements and services related to filings with the Securities and Exchange Commission ("SEC").

                             AUDIT COMMITTEE REPORT

THE MATERIAL IN THIS REPORT IS NOT "SOLICITING MATERIAL," IS NOT DEEMED "FILED" WITH THE SEC, AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY OF OUR FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE OF THIS PROXY STATEMENT AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE THEREIN.

The Audit Committee assists the Board of Directors in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed in detail the audited fiscal year June 30, 2004 financial statements with the Company's management and with Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, the Company's independent auditors. In addition, the Audit Committee has discussed with Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, the matters required to be discussed by Statement on Auditing Standards Number 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from Russell Bedford Stefanou Mirchandani, independent certified public accountants, required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with the independent auditors their independence from the Company and its management. The Audit Committee has also considered whether Russell Bedford Stefanou Mirchandani's provision of non-audit services to the Company is compatible with the independence of such firm.

Members of the Audit Committee rely on the information provided to them and on the representations made to the Committee by management and Bentley's independent accountants without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee's oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that any audit of Bentley's financial statements conducted by Bentley's internal and independent accountants has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2004, for filing with the SEC.

Based on the Audit Committee's review and management's assessment of the performance of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, during the audit of the Company's financial statements for the fiscal year ending June 30, 2004, the Audit Committee recommended to the Board that Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, be engaged as the Company's independent auditors for fiscal year 2004.

Respectfully submitted,

/S/ Bruce Kamm

                                  VOTING SHARES

Our authorized capital consists of five hundred million (500,000,000) common shares with a par value of $0.0001 per share and twenty million (20,000,000) Preferred shares with a par value of $0.0001 per share.

As of July 31, 2004, ______________________ common shares of the Company were issued and outstanding, each one share carrying the right to one vote. No preferred shares were issued and outstanding. Only those shareholders of record on ________________, 2004 holding common shares shall be entitled to vote at the forthcoming Annual Meeting or any adjournment thereof in person or by Proxy.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS, AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of June 31, 2004, the number of outstanding common shares of Bentley beneficially owned by (i) each person known to Bentley to beneficially own more than 5% of its outstanding common shares,
(ii) each director, (iii) each nominee for director, (iv) each executive officer listed in the Summary Compensation Table, and (iv) all executive officers and directors as a group.

---------------------------------------------- ------------------------------------- -------------------------------
Owner                                               Common Shares(3)                      Percentage
---------------------------------------------- ------------------------------------- -------------------------------
Gordon F. Lee(1)                                      159,400,000
---------------------------------------------- ------------------------------------- -------------------------------

Robert Schumacher (2)                                 19,000,000
---------------------------------------------- ------------------------------------- -------------------------------

Bruce Kamm (2)                                        10,500,000
---------------------------------------------- ------------------------------------- -------------------------------

Joseph Crump (2)
---------------------------------------------- ------------------------------------- -------------------------------

Officers and directors as a group (__
persons)
---------------------------------------------- ------------------------------------- -------------------------------

(1) Former officer and director
(2) An officer and director
(3) Does not include common shares underlying options and warrants

The business address of each of the owners is c/o Bentley Commerce Corp., 9040 Town Center Parkway, Bradenton, FL 34202

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 ACT") requires our directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to us during our most recent fiscal year, all Section 16(a) forms were timely filed, except as follows.
________________________________________________________________________________

________________________________________________________________________________

                     DIRECTOR AND EXECUTIVE COMPENSATION AND
                       OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer and our four other most highly compensated executive officers with compensation in excess of $100,000 for the years ended June 30, 2002, 2003 and 2004 (collectively, the "Named Executive Officers").


                                          SUMMARY COMPENSATION TABLE

                                         Annual Compensation        Long Term Compensation Awards
                                         -------------------        -----------------------------
                                                                                   Securities
                                                                    Restricted     Underlying       All other
Name and Principal                        Salary        Bonus         Stock         Options/       compensation
        Position                 Year       ($)          ($)         Award(s)       Warrants            ($)
-------------------------------------------------------------------------------------------------------------------
Gordon F. Lee                    2004     $402,093                   $350,000
                                 2003     $152,426                   $442,000                          $108,000
                                 2002     ?

Robert Schumacher                2004     ?             $0                                             ?
                                 2003     ?
                                 2002     ?

Bruce Kamm                       2004     $150,000      $0                                             $0
                                 2003     N/A
                                 2002     N/A

Joseph Crump                     2004     N/A
                                 2003     N/A
                                 2002     N/A

EMPLOYMENT CONTRACTS

We do not have an employment contract with any executive officers. Any obligation to provide any compensation to any executive officer in the event of his resignation, retirement or termination, or a change in control of the Company, or a change in any Named Executive Officers' responsibilities following a change in control would be negotiated at the time of the event.

We may in the future create retirement, pension, profit sharing and medical reimbursement plans covering our Executive Officers and Directors.

We do not have a compensation committee. Decisions concerning the compensation of our executive officers are made by the Board of Directors. The Board during fiscal 2004 participated in the Board's deliberations concerning executive officer compensation during the fiscal year ended June 30, 2004.

The following tables show, as to the named executive officers, certain information concerning stock options:


                                                OPTION GRANTS DURING 2004

                                                          PERCENT OF TOTAL
                                                          OPTIONS GRANTED TO
                                  NUMBER OF SECURITIES    EMPLOYEES IN             EXERCISE OR BASE
NAME                              UNDERLYING OPTIONS      FISCAL YEAR              PRICE ($/SH)         EXPIRATION DATE
----                              ------------------      -------------------      ----------------     ---------------
Gordon F. Lee
Robert Schumacher
Bruce Kamm                              1,300,000             1,300,000                $0.03
Joseph Crump



With respect to the options granted to the officers described immediately above:

                                         AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR
                                                     AND FY-END OPTION VALUES

                          SHARES
                          ACQUIRED        VALUE           NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED IN
NAME                      ON EXERCISE     REALIZED        UNEXERCISED OPTIONS AT FY-END (#)         THE MONEY OPTIONS
----                      -----------     --------        ---------------------------------         -----------------------

                                                          EXERCISABLE   UNEXERCISABLE              EXERCISABLE   UNEXERCISABLE
                                                          -----------   -------------              -----------   -------------
Gordon F. Lee
Robert  Schumacher
Bruce Kamm
Joseph Crump


Compensation of Directors. The Company does not compensate members of the Board of Directors for their services in such capacity.

The Company did not have outside directors in 2004.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 6, 2003, we entered into an agreement with American IDC Corp. whereby American IDC Corp. provided programming, website development, design and hosting services for our barter websites. We issued 10,000,000 of restricted common stock to American IDC in exchange for these services. Gordon Lee, a former officer and director of the Company is also an officer, the sole director and a controlling shareholder of American IDC Corp. This agreement was terminated on June 1, 2004.

On June 6, 2003, we also entered into an agreement with BBX Services, Inc. for management consulting services rendered from January 2003 to June 2003. Compensation was $30,000.00 per month, payable in cash or restricted common stock. Gordon Lee, a former officer and director of Bentley is also an officer, the sole director and a controlling shareholder of BBX Services, Inc. On June 1, 2004, this agreement was terminated. The services provided by BBX were not replaced with another vendor, reducing Bentley's operating expenses by $360,000 annually.

On August 4, 2003, Bentley reached an agreement in principal to acquire the assets of Crump Barter Systems, Inc., including the sole and exclusive use of the name "Crump Barter," all right, title and interest in and to the website "www.crumpbarter.com", the Crump Barter system, including its 180 affiliates and alliances, trade receivables and trade payables, fixed assets, all goodwill, real property, personal property, choses in action, and intangible or intellectual property in which Crump has a right or interest or the right to acquire an interest. The Crump Barter System was founded in 1998 by Mr. Crump to bring efficiencies to the barter industry by providing a clearinghouse through which members of different barter exchanges worldwide can make available each other's inventory and services and trade seamlessly with one another. On November 6, 2003, Bentley and Crump Barter Systems, Inc. mutually agreed to cancel the Asset Purchase Agreement because Crump failed to deliver the required financial statements. Bentley and Crump instead entered into a License Agreement, whereby Bentley licensed the business methods of Crump. This License is for three years and renews automatically thereafter for three year periods until terminated. In exchange for the License, at closing, Bentley will pay to Crump a one-time license fee of 10,000,000 shares of restricted common stock, valued at $.01 per share, and $30,000. Further, the license is subject to an ongoing royalty fee of Three Percent (3%) of the barter fees or $5,000 during any fiscal quarter, which ever is greater, as long as the royalty fee does not exceed $10,000 per fiscal quarter. In December 2003, Bentley Crump Barter Network was set up as a wholly owned subsidiary of Bentley Commerce Corp., with Joe Crump serving as its president. Joseph Crump, an officer and director of Bentley is also an officer and director of Bentley Crump Barter Network.

On November 2003, Bentley entered into a software license agreement with Intertrade Capital Group, Ltd. for its VirtualBarter 3.0 trade marketplace and trade exchange management software in addition to its BarterPro corporate trade transaction management software. We issued 5,000,000 of restricted common stock to Intertrade in exchange for the North American license for VirtualBarter and a non-exclusive use license for BarterPro. Bruce Kamm, an officer and director of the Company is also an officer, the sole director and a controlling shareholder of Intertrade Capital Group, Ltd.

On, March, 2004, Bentley entered into an exclusive agency agreement with Intertrade Capital Group, Ltd. to develop its transaction finder's network and to facilitate and manage its corporate trade division and its transactions. Bruce Kamm, an officer and director of the Company is also an officer, the sole director and a controlling shareholder of Intertrade Capital Group, Ltd.

                                     ITEM 2:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, has been appointed by the Board of Directors to serve as our independent auditors for the fiscal year ended June 30, 2003.

Representatives of Russell Bedford Stefanou Mirchandani are not expected to be present at the annual meeting.

AUDIT FEES

The aggregate fees billed to the Company for professional services rendered for the audit of our annual financial statements for the fiscal year ended June 30, 2004, and for the reviews of the financial statements included in the our Quarterly Reports on Form 10-Q for that fiscal year, were $_________

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Russell Bedford Stefanou Mirchandani, independent certified public accountants, did not provide any professional services to us with respect to financial information systems design and implementation for the year ended June 30, 2004.

ALL OTHER FEES

Russell Bedford Stefanou Mirchandani, independent certified public accountants, was not paid any other fees for services rendered to the Company during the year ended June 30, 2004.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of Russell Bedford Stefanou Mirchandani, independent certified public accountants, as our auditors for the fiscal year ending June 30, 2004.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF RUSSELL BEDFORD STEFANOU MIRCHANDANI, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

                                     ITEM 3
            TO RATIFY AND APPROVE THE COMPANY'S EQUITY INCENTIVE PLAN

On ______________ 2004, the Board of Directors adopted the 2004 Equity Incentive Plan for employees and Outside Consultants (the "2004 Stock Plan") as a method for Bentley to compensate key advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources. The Board of Directors reserved ___________ (__________000) shares of its $.0001 par value common stock for issuance under the 2004 Stock Plan.

Set forth below is a brief description of the material features of the 2004 Stock Plan.

Administration and Eligibility
------------------------------
The Stock Plans are administered by a Compensation Committee (the "Committee") appointed by the Board or in the absence of a Committee, by the Board itself. Employees, directors, officers, consultants, advisors and other persons associated with the Company are eligible to receive common stock and options under the Stock Plans. The Committee determines, among other things, who is eligible to receive common stock and/or stock options, the number of shares granted or subject to an option, the time at which common stock is issued or an option is granted, the duration of an option and the exercise price of an option. The Committee has the right to adopt or rescind rules for the administration of the Stock Plans, correct defects and omissions in, reconcile inconsistencies, and construe the Stock Plans. The Committee may only grant common stock or stock options to a stockholder pursuant to a written agreement between the stockholder and the company, which includes such terms and conditions as required by the Board or Committee.

Amendment and Termination
-------------------------
The Board may at any time, and from time to time, suspend or terminate the Stock Plans in whole or in part or amend them from time to time in such respects as the Board may deem appropriate and in the best interest of the Company. All grants must be within ten years from the date the Stock Plans are approved or adopted by the stockholders.

Payment of Exercise Price
-------------------------
Payment of the option price on exercise of stock options may be made in cash, shares of common stock of the company or a combination of both, as determined by the Committee.

Tax Treatment To The Recipients
-------------------------------
The common stock is not qualified under Section 401(a) of the Internal Revenue Code. The recipients, therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate," Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.

Tax Treatment To The Company
----------------------------
The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by Bentley Communications Corp. for federal income tax purposes in the taxable year of Bentley Communications Corp. during which the recipient recognizes income.

The Plan as it is proposed is set forth in Exhibit __ to this Proxy Statement. If the Plan is adopted, it will become effective immediately.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification and approval of the above-listed stock plans.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE 2004 STOCK PLAN.


                REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION
                   OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a shareholder wants the Company to include a proposal in its Proxy Statement and form of proxy for presentation at our 2005 Annual Meeting of Shareholders, the proposal must be received by the Company,
Attention: Bruce Kamm, Chief Executive Officer, at our principal executive offices no later than August 31, 2005 and all the other conditions of Rule 14a-8 under the SECURITIES EXCHANGE ACT OF 1934 must be satisfied, for such proposals to be included in our proxy statement and form of proxy relating to that meeting.

In addition, the proxy solicited by the Board of Directors for the 2005 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the Annual Meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                    FORM 10-K

OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2004, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS, IS ENCLOSED WITH THIS PROXY STATEMENT.

WE WILL MAIL TO ANY SHAREHOLDER, WITHOUT CHARGE AND UPON WRITTEN REQUEST, A COPY OF ANY EXHIBIT TO THE ANNUAL REPORT. REQUESTS SHOULD BE SENT TO BENTLEY COMMUNICATIONS CORP., 9040 TOWN CENTER PARKWAY, BRADENTON, FL 34202, ATTENTION:
INVESTOR RELATIONS.

                                         By Order of the Board of Directors

                                         /s/ Bruce Kamm
                                         -----------------------
                                         Bruce Kamm,
                                         Chief Executive Officer

                          BENTLEY COMMUNICATIONS CORP.

                                      PROXY

                       2004 ANNUAL MEETING OF SHAREHOLDERS

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Bentley Communications Corp., hereby constitutes and appoints Bruce Kamm, or instead of the foregoing, __________________ the attorneys and proxies of the undersigned with full power of substitution to act and vote for an in the name, place and stead of the undersigned, at the 2004 Annual Meeting of the Shareholders of the Company, to be held at 9040 TOWN CENTER PARKWAY, BRADENTON, FL 34202 on _______________________________________ 2004, and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

           (1) ELECTION OF DIRECTORS:

           VOTE FOR ALL NOMINEES LISTED BELOW                      [ ]

           WITHHOLD AUTHORITY                                      [ ]

           Nominees:
                                            BRUCE KAMM
                                            ROBERT SCHUMACHER
                                            JOSEPH CRUMP

           INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) listed above, write the nominee's name in the space provided below.

           EXCEPTIONS ________________________

           (2) RATIFICATION OF APPOINTMENT OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS INDEPENDENT AUDITORS:

           FOR [ ]                   AGAINST [ ]           ABSTAIN [ ]


           (3) TO RATIFY AND APPROVE THE COMPANY'S 2004 EQUITY INCENTIVE PLAN.

           FOR [ ]                   AGAINST [ ]          ABSTAIN [ ]

When properly executed, this Proxy will be voted in the manner specified by the Shareholder. Unless you specify otherwise, this Proxy will be voted "FOR" the election of the nominee as directors and "FOR" Items 2 and 3 A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy. Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated ____________________, 2004.

Dated:  __________________, 2004

                            NUMBER OF SHARES

                            PRINT NAME OF SHAREHOLDER

                            SIGNATURE OF SHAREHOLDER

JOINT OWNERS SHOULD EACH SIGN. ATTORNEYS-IN-FACT, ADMINISTRATORS, CUSTODIANS, PARTNERS, OR CORPORATION OFFICERS SHOULD GIVE FULL TITLE.

NOTE: This proxy, properly completed, dated and signed, should be returned immediately in the enclosed, envelope to Florida Atlantic Stock Transfer Inc., of 7130 Nob Hill Road, Tamarac, Florida, 33321.

Appendix 1 2004 Equity Incentive Plan

              [ATTACH AS AN EXHIBIT THE 2004 EQUITY INCENTIVE PLAN]